                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 18, 1999


                              Chase Funding, Inc.
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                (Exact name of registrant specified in Charter)

    New York                        333-64131                    13-3840732
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 (State or other                  (Commission                  (IRS Employer
 jurisdiction of                  File Number)              Identification No.)
 incorporation)

              300 Tice Boulevard
              Woodcliff Lake, NJ                                     07675
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   (Address of principal executive offices)                         Zip Code


           Registrant's telephone, including area code: (201) 782-9084


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         (Former name and former address, if changed since last report)

ITEM 5.           Other Events

                  Filing of Legality and Tax Opinions

                  Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to the legality of the Company's Series 1999-2 Mortgage Loan Asset-Backed Certificates and certain tax matters relating thereto.

ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Legal Opinion

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE FUNDING, INC.
                                              ---------------------------------
                                                        (Registrant)

Date: June 18, 1999

                                          By: /s/ Eileen A. Lindblom
                                              ---------------------------------
                                                         (Signature)

                                              Eileen A. Lindblom
                                              Vice President

                                INDEX TO EXHIBITS


Exhibit No.                Description                        Page
-----------                -----------                        ----

(99.1)                     Legal Opinion                        5

June 18, 1999



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837

Re:      Chase Funding Mortgage Loan
         Asset-Backed Certificates, Series 1999-2
         ----------------------------------------

Ladies and Gentlemen:

We have acted as counsel for Chase Funding, Inc. (the "Company"), in connection with the sale by the Company of approximately $580,000,000.00 in aggregate principal amount of Mortgage Loan Asset-Backed Certificates, Series 1999-2 (the "Certificates"). The Certificates are issued under the terms of a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1999, by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as Master Servicer, Advanta Mortgage Corp. USA, as Subservicer, and Citibank, N.A., as Trustee. The Offered Certificates will be purchased by Prudential Securities Incorporated, Chase Securities Inc. and Lehman Brothers Inc. (the "Underwriters") for resale to the public pursuant to an Underwriting Agreement dated December 16, 1998 between the Company and Prudential Securities Incorporated, an Underwriting Agreement dated December 16, 1998 between the Company and Chase Securities Inc. and an Underwriting Agreement dated March 23, 1999 between the Company and Lehman Brothers Inc. and a Terms Agreement dated June 11, 1999 among the Company and Prudential Securities Incorporated, Chase Securities Inc. and Lehman Brothers Inc. (together, the "Underwriting Agreement"). Capitalized terms used and not defined herein have the meanings given to them in the Prospectus Supplement.

We have examined a signed copy of the Registration Statement on Form S-3 (No. 333-64131) filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "1933 Act"), in the form in which it initially became effective (the "Registration Statement") and as amended to the date hereof, and the Company's Prospectus (the

Chase Funding, Inc.
June 18, 1999
Page 2

"Prospectus") dated June 16, 1999 and the Prospectus Supplement (the "Prospectus Supplement") dated June 16, 1999 relating to the Offered Certificates. We also have examined the originals or copies, certified or otherwise identified to our satisfaction, of all such records of the Company and all such agreements, certificates of public officials, certificates of officers or representatives of the Company and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein, including, without limitation, (i) the Restated Certificate of Incorporation of the Company; (ii) the By-Laws of the Company; (iii) copies of certain unanimous consents adopted by the Board of Directors of the Company authorizing the issuance and sale of the Certificates and purchase of the Mortgage Loans; (iv) the Pooling and Servicing Agreement; (v) the forms of the Class A Certificates, the Class M Certificates and the Class B Certificates and
(vi) the Underwriting Agreement.

In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity of all documents submitted to us as certified or photostatic copies to the original documents and the authenticity of such documents. We have assumed that any documents executed by any party other than the Company are the legal, valid and binding obligation of such party. As to any facts material to the opinions expressed herein that we did not establish independently or verify, we have relied upon the truth, accuracy and completeness of the statements and representations of the Company, its officers and other representatives, the Trustee and others. Whenever the phrase "to the best of our knowledge" or "of which we are aware" is used herein, it refers in each case to the actual knowledge of the attorneys of this firm involved in the representation of the Company in this transaction.

We express no opinion as to the effect of the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America.

Based upon and subject to the foregoing, we are of the opinion that:

                  (i) The Certificates have been duly authorized and, when executed and authenticated as specified in the Pooling and Servicing Agreement and delivered and paid for, will be validly issued, fully paid, nonassessable and entitled to the benefits of the Pooling and Servicing Agreement.

                  (ii) Assuming (a) ongoing compliance with all of the provisions of the Pooling and Servicing Agreement and (b) the filing of elections, in accordance with the Pooling and Servicing Agreement, to be treated as a "real estate mortgage investment conduit" (a "REMIC") pursuant to

Chase Funding, Inc.
June 18, 1999
Page 3


Section 860D of the Internal Revenue Code of 1986, as amended (the "Code") for federal income tax purposes, each of the Master REMIC and the Subsidiary REMIC will qualify as a REMIC as of the Closing Date and each will continue to qualify as a REMIC for so long as it complies with amendments after the date hereof to any applicable provisions of the Code and applicable Treasury Regulations.

We hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the reference to this firm in the Registration Statement and the related prospectus under the heading "Legal Matters", without admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Securities and Exchange Commission issued thereunder with respect to any part of the Registration Statement including this Exhibit.

Very truly yours,

MORGAN, LEWIS & BOCKIUS LLP